UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5114 Buford Highway Doraville, Georgia	30340
(Address of principal executive offices)	(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each Exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2021, MetroCity Bankshares, Inc. (the “Company”) announced that its Board of Directors has appointed Lucas Stewart to serve as its Executive Vice President and Chief Financial Officer, effective October 20, 2021.  Mr. Stewart replaces Farid Tan as the Company’s Chief Financial Officer, and Mr. Tan will continue to serve as the Company’s President.

Mr. Stewart, age 43, has served as the Company’s Senior Vice President and Chief Accounting Officer since joining the Company in May 2019.  Prior to that, Mr. Stewart served as Vice President and SEC and SOX Reporting Manager at Fidelity Bank from August 2014 to May 2019. Mr. Stewart has 18 years of financial institution experience with extensive knowledge in the areas of accounting, SEC and external reporting, financial planning, budgeting, operations, audit, and internal controls. Mr. Stewart received his  Bachelor’s and Master’s degree in Accounting from the University of Alabama. There are no familial relationships between Mr. Stewart and any director or executive officer of the Company. Additionally, Mr. Stewart has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Item 8.01    Other Events

On October 20, 2021, MetroCity Bankshares, Inc. announced the declaration of a quarterly cash dividend of $0.14 per share on its common stock. This dividend is payable November 12, 2021, to shareholders of record as of November 3, 2021. A copy of the press release announcing the cash dividend is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 20, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCITY BANKSHARES, INC.

Date: October 20, 2021	By:	/s/ Nack Y. Paek
Nack Y. Paek
Chairman and Chief Executive Officer